UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: December 18, 2015
Date of earliest event reported: December 15, 2015
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MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54‑1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 15, 2015, MAXIMUS signed the Eligibility Support Services renewal contract with the Texas Health and Human Services Commission. The five-year base contract is valued at $522 million. The contract also has two additional option years. Under the contract, MAXIMUS will continue to provide support services for many of the state’s programs including Medicaid, the Children’s Health Insurance Program, the Supplemental Nutrition Assistance Program, Temporary Assistance for Needy Families and others. In delivering these services, MAXIMUS operates customer contact centers and application pre-processing centers in Athens, Edinburg, San Antonio and Austin where the Company assists Texans in accessing these important health and human services programs. Under a separate contract, the Company also supports Texas with managed care plan enrollment broker services for the state’s Medicaid population.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: December 18, 2015	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary